                                                                      EXHIBIT 24

                               POWERS OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas R. Carmody and Dawn M. Gray, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-3 of American Business Products, Inc. relating to the acquisition of Electronic Form Data Systems, Incorporated to be filed with the Securities and Exchange Commission (whether relating to the acquisition as currently in effect or the acquisition as it may be amended in the future), and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This 19th day of May 1995.



                 /s/ F. Duane Ackerman                                       /s/ Robert W. Gundeck
                 -------------------------                                   ----------------------------
                 F. Duane Ackerman                                           Robert W. Gundeck


                 /s/ John E. Aderhold                                        /s/ Hollis L. Harris
                 -------------------------                                   ----------------------------
                 John E. Aderhold                                            Hollis L. Harris


                 /s/ W.J. Biggers                                            /s/ W. Stell Huie
                 -------------------------                                   ----------------------------
                 W.J. Biggers                                                W. Stell Huie


                 /s/ Thomas R. Carmody                                       /s/ Thomas F. Keller
                 -------------------------                                   ----------------------------
                 Thomas R. Carmody                                           Thomas F. Keller


                 /s/ Henry Curtis VII                                        /s/ Rex A. McClelland
                 -------------------------                                   ----------------------------
                 Henry Curtis VII                                            Rex A. McClelland

                 /s/ Herbert J. Dickson                                      /s/ G. Harold Northrop
                 -------------------------                                   ----------------------------
                 Herbert J. Dickson                                          G. Harold Northrop